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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 9, 2006

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

                MICHIGAN                       0-452            38-1093240
      (State or other jurisdiction          (Commission        (IRS Employer
           of incorporation)                File Number)    Identification No.)

       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                       49286
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective as of January 9, 2006, we entered into change in control agreements with some of our executives. A list of the executive officer with whom we have entered into change in control agreements is filed as an exhibit to this report.

     All of the agreements are substantially identical. Among other things, each provides that if we terminate the executive's employment, except for cause, within six months before or one year after a "change in control" (as defined), or if the executive resigns within one year after a change in control following any of specified adverse changes in the terms of his employment, he will be entitled to benefits that include:

     - a cash payment equal to one year's salary plus the average of his last three years' bonus;

     - one year of medical insurance coverage and, if this coverage is taxable to the employee, a cash payment equal to the employee's corresponding federal income tax obligation;

     -    reimbursement for outplacement services up to $50,000; and

     - credit for one additional year of service under our defined benefit pension plan or, if the credit is not permitted under the terms of the plan, a cash payment in an amount actuarially equivalent to the credit.

     Each agreement also provides that the executive's outstanding phantom share awards under our management incentive plan will become vested and payable following a change in control in accordance with the change in control terms of that plan notwithstanding the somewhat different definition of "change in control" in the new change in control agreements.

     Each agreement has a three-year term and will renew automatically for successive three-year terms unless we give the executive notice of non-renewal at least one year before the then scheduled expiration date.

     For more detailed information about the terms of the agreements, please see the agreement form filed as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

     Exhibit No.   Description
     -----------   -----------
     10.1          Form of Tecumseh Products Company Change in Control Agreement

     10.2          List of executive officers with Change in Control Agreements


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: January 9, 2006                   By /s/ JAMES S. NICHOLSON
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer


                                       -2-

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1          Form of Tecumseh Products Company Change in Control Agreement

10.2          List of executive officers with Change in Control Agreement


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